[Graphic]

Federated American Leaders Fund, Inc.

28TH SEMI-ANNUAL REPORT SEPTEMBER 30, 1997

ESTABLISHED 1969

President's Message

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the 28th semi-annual report for Federated American Leaders Fund, Inc. which began operation in 1969.

This report covers the first half of the fund's fiscal year, which is the six-month reporting period from April 1, 1997 to September 30, 1997. It begins with a discussion with fund portfolio manager Scott B. Schermerhorn, Vice President, Federated Advisers. Following the discussion are graphs showing the fund's excellent long-term investment performance, a list of the fund's high-quality stock holdings, and the fund's financial statements.

This diversified portfolio of high-quality common stocks--which, at the end of the reporting period, included household names like Bristol-Myers Squibb, Chevron, Dow Chemical, Exxon, General Motors, Hewlett-Packard, ITT, IBM, Intel, K-Mart, Merck, Pepsico, and Wal-Mart--performed extremely well in what has been an ideal economic environment for stocks.

The fund's total return performance for the six-month reporting period, which reflects income dividends, realized gain, and capital appreciation, is shown below for each share class.*

                                                                 CAPITAL
                                TOTAL           INCOME            GAINS              NET ASSET
                                RETURN         DIVIDENDS         DIVIDENDS         VALUE INCREASE
 Class A Shares                 24.63%           $0.10           $1.21          $21.40 to $25.19 = 18%
 Class B Shares                 24.09%           $0.02           $1.21          $21.40 to $25.17 = 18%
 Class C Shares                 23.99%           $0.02           $1.21          $21.40 to $25.15 = 18%
 Class F Shares                 24.53%           $0.10           $1.21          $21.40 to $25.17 = 18%

I want to extend a warm welcome to former shareholders of Penn Square Mutual Fund who are now shareholders of Federated American Leaders Fund, Inc. as a result of a merger with the fund. Fund assets grew from $1.3 billion to $2.3 billion during the reporting period, as a result of the continued participation of long-time and new shareholders who purchased shares.

* Performance quoted is based on net asset value and reflects past performance. Performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 17.75%, 18.28%, 22.96%, and 22.24%, respectively.

Thank you for entrusting a portion of your wealth to this diversified blue-chip stock fund. We encourage you to reinvest your dividends and capital gains in additional shares. It's a convenient way to increase your opportunity to participate in the growth and earnings potential of over 80 high-quality U.S. companies.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

John F. Donahue

President

November 15, 1997

Investment Review

[Graphic]

Scott B. Schermerhorn

Vice President

Federated Advisers

[Graphic]

THE ECONOMIC ENVIRONMENT OF CONTINUED GROWTH AND LOW INFLATION DELIGHTED EQUITY INVESTORS DURING THE REPORTING PERIOD, ALTHOUGH THE MARKET HAS EXPERIENCED PERIODS OF VOLATILITY. WHAT IS YOUR REVIEW OF THE SECOND AND THIRD QUARTERS OF 1997?

The U.S. stock market continued to show solid strength in 1997. However, price fluctuations on a daily basis increased as investors expressed concern about the direction of the economy and interest rates. Our focus on quality stocks and strict valuation disciplines offered our shareholders a prudent equity strategy.

The dangers of "market timing," a strategy we studiously avoid, were apparent during the second quarter of 1997. In early April, the conventional wisdom was that the economy was too strong, which would force the Federal Reserve Board to increase interest rates in an effort to thwart inflation. Many investors began reducing their exposure to U.S. equities. What followed was an apparent slowdown in the economy, which convinced investors that there would be no need to change current interest rates. This renewed optimism led to a market increase from the low single digits to a 20% total return by June 30, 1997.

The third quarter of 1997 was very rewarding for equity investors--and more so for our shareholders. During this three-month period, the Standard & Poor's 500 Index (the "S&P 500") advanced 7.49%,* while the Class A Shares of Federated American Leaders Fund, Inc. increased 9.37% (based on net asset value).** This outperformance was attributable to investor concerns over overvaluation among large U.S. multinationals (where we have reduced exposure). Conversely, this created undervaluation among companies that were ignored.

* The S&P is an unmanaged index of common stocks in industry, transportation, financial, and public utility companies. Investments cannot be made in an index.

** The fund's total return for the three-month period for Class A Shares based on offering price was 3.37%. Total returns for other share classes based on net asset value and offering price, respectively, were: Class B Shares, 9.14% and 3.64%; Class C Shares, 9.10% and 8.11%; and Class F Shares, 9.33% and 7.26%.

This year has also seen investor shifts between "value" stocks, i.e., stocks with lower prices and good expectations, to "growth" stocks, i.e., stocks with higher price/earnings ratios and higher growth rates. Value stocks clearly outperformed during the first quarter of 1997, while growth stocks outperformed in the second quarter of 1997. This was due to investor concerns over a slowing economy. However, with a strong economy and attractive valuations, value regained investor confidence during the third quarter.

[Graphic]
HOW DID FEDERATED AMERICAN LEADERS FUND, INC. PERFORM FOR ITS SHAREHOLDERS DURING THE FIRST SIX MONTHS OF ITS FISCAL YEAR?

For the six-month reporting period ended September 30, 1997, the fund's Class A, B, C, and F Shares produced strong total returns of 24.63%, 24.09%, 23.99%, and 24.53%, respectively.+ These returns were near the S&P 500 total return of 26.24%. This performance is based on net asset value and includes capital appreciation, income dividends, and capital gains.

[Graphic]
AT THE CURRENT MARKET LEVEL, WHAT INDUSTRY SECTORS ARE YOU FOCUSING ON? WHAT WAS THE FUND'S SECTOR EXPOSURE AS OF SEPTEMBER 30, 1997?

Our largest underweight industry continues to be TECHNOLOGY because its valuations continue at all-time highs and its fundamental picture is not as robust as it was two years ago. Conversely, we remain overweight in ENERGY because we believe global industrialization will continue to increase demand while historic underinvestment has kept supply constrained. RETAILING is also an industry in which we maintain an overweight exposure because its valuations are extremely attractive.

+ Performance quoted is based on net asset value and reflects past performance.
  Performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 17.75%, 18.28%, 22.96% and 22.24%, respectively.

At the end of the reporting period, the fund's sector weightings were as follows:


                                                  PERCENTAGE            S&P 500
 ASSET CLASS                                     OF PORTFOLIO       SECTOR WEIGHTING
 Basic Industry                                      5.9%                 5.7%
 Consumer Durables                                   4.8%                 3.4%
 Consumer Non-Durables                              10.1%                11.1%
 Energy/Minerals                                    12.8%                 9.1%
 Finance                                            13.3%                15.9%
 Health Care                                         7.7%                10.8%
 Producer Manufacturing                              7.1%                 7.9%
 Retail Trade                                        5.9%                 4.7%
 Services                                            6.8%                 4.9%
 Technology                                          9.9%                16.1%
 Transportation                                      1.8%                 1.3%
 Utilities                                          11.7%                 9.0%
 Other                                               2.2%                   --

[Graphic]

WHAT STOCKS HAVE YOU ADDED TO THE PORTFOLIO DURING THE REPORTING PERIOD?

Our additions included the following companies:

SUN COMPANY, INC. -- This large U.S. refinery is in the midst of a company restructuring as well as an improving fundamental outlook for its industry. Additionally, its yield is 50% greater than the market overall.

LEXMARK INTERNATIONAL GROUP "A" -- This IBM spinoff makes printers for personal computers. Lexmark, like Hewlett Packard, has been gaining market share in the laser printer market at the expense of Japanese competitors.

VIACOM, INC. -- As the owner of dominant franchises such as MTV and Blockbuster Video, Viacom allows us to diversify and do so at unprecedented low valuations.

READERS DIGEST ASSOCIATION -- Its high-quality, globally recognized products have been under pressure due to management's flawed strategy of trying to sell more products to existing clients versus increasing their client base. The stock currently trades at valuations that, we believe, reflect investor emotions, not the value of the company. While we admit this is a turnaround situation, the current yield of 6.3% gives us the incentive to be patient.

DOW CHEMICAL CO. -- Current valuations are extremely low for this dominant company because it has been shunned by investors concerned about the "polyethelene cycle." Dow has been behind its competitors in restructuring efforts, allowing for more future potential.

EASTMAN KODAK -- Short-term competitive issues have created a unique buying opportunity for the largest film producer in the world with a dominant brand.

JOHNSON CONTROLS -- This company produces the Sears Die-Hard Gold battery, as well as seats for popular vehicles such as the Ford Expedition.

NEWS CORP. -- Rupert Murdoch's media powerhouse was sold off because investors feared a major acquisition. It owns valuable franchises such as FOX Network and is at its lowest valuation in memory, so we have capitalized on the opportunity.

SARA LEE CORP. -- The results and stock performance of this large, high-quality company have not kept pace with its peers. Noticing this, their shareholder-friendly management announced a restructuring shortly after we purchased the stock.

SEAGATE TECHNOLOGY -- A dominant player in the disk drive business for personal computers, Seagate also leads in the high-end drive business used in PC networks. The high-end business not only enjoys higher profitability, but has a faster growth rate. [Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF SEPTEMBER 30, 1997?

The top holdings were as follows:

  NAME                                                PERCENTAGE OF PORTFOLIO
  Sun Co., Inc.                                                2.5%
  Tele-Communications, Inc.                                    2.3%
  K Mart Corp.                                                 2.2%
  USX-Marathon Group                                           2.1%
  News Corp., Ltd., ADR                                        2.0%
  ITT Industries, Inc.                                         2.0%
  MCI Communications Corp.                                     1.9%
  Dayton-Hudson Corp.                                          1.9%
  Marsh & McLennan Cos., Inc.                                  1.9%
  Ingersoll-Rand Co.                                           1.9%
  Total Percent of Portfolio                                  20.7%

[Graphic]
AS 1997, THE YEAR THE DOW BROKE 8000, DRAWS TO A CLOSE, WHAT IS YOUR PERSPECTIVE ON THE MARKET?

While we do believe some industries and numerous stocks are overvalued, we do not believe market timing is a logical way to protect our shareholders. We believe our valuation disciplines, which force us to exit overpriced securities and focus on undervalued situations, are in our shareholders' best interests. Given current valuations, our recent emphasis has been on high-quality, well-run companies that, for various reasons, have not participated fully in the unprecedented bull market of the past 2 1/2 years.

We also continue to believe 1997 will be viewed as a "stock pickers' year" with actively managed funds outperforming the overall averages. We repeat: VALUATION IS THE KEY VARIABLE TO SUCCESSFUL INVESTING. While short-term euphoria over investment concepts such as indexing may currently distort this, in the long run, valuation is always the key.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED AMERICAN LEADERS FUND, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $29,000 IN THE CLASS A SHARES OF FEDERATED AMERICAN LEADERS FUND, INC. ON 2/26/69, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $606,799 ON 9/30/97. YOU WOULD HAVE EARNED A 11.22%* AVERAGE ANNUAL TOTAL RETURN FOR THE 28-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 30.83%, 18.76%, and 13.09%, respectively. Class B Shares' average annual one-year and since inception (7/25/94) total returns were 31.17% and 24.28%, respectively. Class C Shares' average annual one-year and since inception (4/21/93) total returns were 36.11% and 19.19%, respectively. Class F Shares' average annual one-year and since inception (7/27/93) total returns were 35.82% and 19.83%, respectively.**

[Graphic representation "A1" omitted - see appendix.]

* Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total returns stated take into account the 5.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares and the 1.00% sales charge for Class F Shares.

FEDERATED AMERICAN LEADERS FUND, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 28 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $301,288.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $29,000, but your account would have reached a total value of $301,288* by 9/30/97. You would have earned an average annual total return of 13.42%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation "A2" omitted - see appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED AMERICAN LEADERS FUND, INC.

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On September 30, 1982, they invested $5,000 in Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 15 years, the original $5,000 investment along with their additional monthly $250 investments totaling $50,000 has grown to $211,829. This represents a 15.97% average annual total return.* For the Rices, a dedicated program of monthly investment really paid off.

[Graphic representation "A3" omitted - see appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED AMERICAN LEADERS FUND, INC.
PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

              SHARES                                                                                   VALUE
 COMMON STOCKS--97.2%
              BASIC INDUSTRY--5.9%
              281,000 Arco Chemical Co.                                                           $ 12,785,500
              410,000 Betz Laboratories, Inc.                                                       28,033,750
              250,000 Canadian Pacific Ltd.                                                          7,390,625
              254,700 Consolidated Papers, Inc.                                                     14,135,850
              272,900 Dow Chemical Co.                                                              24,748,619
              197,900 (a)  Ispat International NV                                                    5,664,887
              522,500 Louisiana-Pacific Corp.                                                       13,062,500
              828,000 USX-U.S. Steel Group, Inc.                                                    28,773,000
                           Total                                                                   134,594,731
              CONSUMER DURABLES--4.7%
              401,500 Borg-Warner Automotive, Inc.                                                  22,835,313
              410,000 Centex Corp.                                                                  23,933,750
              300,000 Eastman Kodak Co.                                                             19,481,250
              284,300 General Motors Corp.                                                          19,030,331
              900,000 Rubbermaid, Inc.                                                              23,006,250
                           Total                                                                   108,286,894
              CONSUMER NON-DURABLES--10.0%
              300,700 CPC International, Inc.                                                       27,852,338
              455,300 Kimberly-Clark Corp.                                                          22,281,244
              985,800 PepsiCo, Inc.                                                                 39,986,512
              363,000 Philip Morris Cos., Inc.                                                      15,087,188
              494,900 RJR Nabisco Holdings Corp.                                                    17,012,188
            1,040,000 Russell Corp.                                                                 30,615,000
              800,000 Sara Lee Corp.                                                                41,200,000
              165,900 Unilever N.V., ADR                                                            35,274,488
                           Total                                                                   229,308,958

FEDERATED AMERICAN LEADERS FUND, INC.


              SHARES                                                                                   VALUE
 COMMON STOCKS--CONTINUED
                      ENERGY MINERALS--12.8%
              348,500 Amerada-Hess Corp.                                                         $  21,498,094
              271,100 Chevron Corp.                                                                 22,552,131
              416,900 Exxon Corp.                                                                   26,707,656
              360,000 Mobil Corp.                                                                   26,640,000
              823,300 Occidental Petroleum Corp.                                                    21,354,344
              388,000 Royal Dutch Petroleum Co., ADR                                                21,534,000
            1,300,500 Sun Co., Inc.                                                                 56,978,156
              365,800 Texaco, Inc.                                                                  22,473,838
            1,253,400 USX Corp.                                                                     46,610,813
              675,000 YPF Sociedad Anonima, ADR                                                     24,890,625
                           Total                                                                   291,239,657
                      FINANCE--13.2%
              248,500 Allstate Corp.                                                                19,973,187
              572,755 Bear Stearns Cos., Inc.                                                       25,201,220
              652,100 (a)  Boston Properties, Inc.                                                  21,397,031
              219,500 CIGNA Corp.                                                                   40,881,875
              376,000 Federal National Mortgage Association                                         17,672,000
              556,500 Marsh & McLennan Cos., Inc.                                                   42,641,812
              471,000 Morgan Stanley, Dean Witter, Discover & Co.                                   25,463,437
              318,800 National City Corp.                                                           19,626,125
              680,500 Nationwide Financial Services, Inc., Class A                                  18,968,937
              226,000 Republic New York Corp.                                                       25,679,250
              633,200 Ryder Systems, Inc.                                                           22,755,625
              163,500 (a)  Security Capital Group, Inc.                                              5,620,313
              222,400 Travelers Group, Inc.                                                         15,178,800
                           Total                                                                   301,059,612
                      HEALTH CARE--7.7%
              393,000 Abbott Laboratories                                                           25,127,437

FEDERATED AMERICAN LEADERS FUND, INC.


              SHARES                                                                                   VALUE
 COMMON STOCKS--CONTINUED
                      HEALTH CARE--CONTINUED
              306,200 American Home Products Corp.                                              $   22,352,600
              734,200 Biomet, Inc.                                                                  17,620,800
              503,100 Bristol-Myers Squibb Co.                                                      41,631,525
              199,000 Merck & Co., Inc.                                                             19,887,562
              730,500 (a)  Perrigo Co.                                                              11,505,375
              385,500 United Healthcare Corp.                                                       19,275,000
              424,000 (a)  Vencor, Inc.                                                             17,490,000
                           Total                                                                   174,890,299
                      PRODUCER MANUFACTURING--7.1%
            1,335,300 ITT Industries, Inc.                                                          44,315,269
              982,650 Ingersoll-Rand Co.                                                            42,315,366
              626,000 Johnson Controls, Inc.                                                        31,026,125
              759,600 (a)  Lexmark Intl. Group, Class A                                             25,066,800
              169,200 Loews Corp.                                                                   19,109,025
                           Total                                                                   161,832,585
                      RETAIL TRADE--5.8%
              718,200 Dayton-Hudson Corp.                                                           43,047,112
            3,607,000 (a)  K Mart Corp.                                                             50,498,000
            1,081,700 Wal-Mart Stores, Inc.                                                         39,617,263
                           Total                                                                   133,162,375
                      SERVICES--6.8%
              571,500 Block (H&R), Inc.                                                             22,074,188
              742,000 Browning-Ferris Industries, Inc.                                              28,242,375
            2,496,000 News Corp., Ltd., ADR                                                         45,197,000
            1,008,900 Readers Digest Association, Inc., Class A                                     30,267,000
              567,500 (a)  Viacom, Inc., Class A                                                    17,840,781
              361,000 (a)  Viacom, Inc., Class B                                                    11,416,625
                           Total                                                                   155,037,969

FEDERATED AMERICAN LEADERS FUND, INC.


  SHARES                                                                                            VALUE
 COMMON STOCKS--CONTINUED
                      TECHNOLOGY--9.8%
              602,000 AMP, Inc.                                                                  $  32,244,625
              492,300 (a)  Cabletron Systems, Inc.                                                  15,753,600
              373,400 General Motors Corp., Class H                                                 24,691,075
              185,000 Hewlett-Packard Co.                                                           12,869,062
              109,000 Intel Corp.                                                                   10,062,062
              208,300 International Business Machines Corp.                                         22,066,781
              253,000 Lucent Technologies, Inc.                                                     20,587,875
            2,616,200 (a)  Novell, Inc.                                                             23,464,044
              835,500 (a)  Seagate Technology, Inc.                                                 30,182,438
              680,300 (a)  Storage Technology Corp.                                                 32,526,844
                           Total                                                                   224,448,406
                      TRANSPORTATION--1.8%
              135,500 (a)  AMR Corp.                                                                14,998,156
              581,300 CNF Transportation, Inc.                                                      25,322,881
                           Total                                                                    40,321,037
                      UTILITIES--11.6%
              372,900 Coastal Corp.                                                                 22,840,125
              247,000 Columbia Gas System, Inc.                                                     17,290,000
              321,800 GTE Corp.                                                                     14,601,675
              920,000 Houston Industries, Inc.                                                      20,010,000
            1,476,000 MCI Communications Corp.                                                      43,357,500
            1,205,000 P G & E Corp.                                                                 27,940,937
              823,000 Public Service Enterprises Group, Inc.                                        21,192,250
              395,200 SBC Communications, Inc.                                                      24,255,400
            2,488,600 (a)  Tele-Communications, Inc., Class A                                       51,129,478

FEDERATED AMERICAN LEADERS FUND, INC.


             SHARES OR
             PRINCIPAL
               AMOUNT                                                                                 VALUE
 COMMON STOCKS--CONTINUED
                           UTILITIES--CONTINUED
              582,500 U.S. West, Inc.                                                          $    22,426,250
                           Total                                                                   265,043,615
                           TOTAL COMMON STOCKS (IDENTIFIED COST $1,670,213,550)                  2,219,226,138
 (B)REPURCHASE AGREEMENT--2.2%
 $         50,455,000      BT Securities Corp., 6.07%, dated 9/30/1997, due 10/1/1997
                           (AT AMORTIZED COST)                                                      50,455,000
                           TOTAL INVESTMENTS (IDENTIFIED COST $1,720,668,550)(C)                $2,269,681,138

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $1,720,668,550. The net unrealized appreciation of investments on a federal tax basis amounts to $549,012,588 which is comprised of $555,114,642 appreciation and $6,102,054 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets ($2,282,337,655) at September 30, 1997.

The following acronym is used throughout this portfolio:

ADR --American Depository Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                             $ 2,269,681,138
 $1,720,668,550)
 Income receivable                                                                                    3,422,486
 Receivable for investments sold                                                                      5,399,180
 Receivable for shares sold                                                                           6,310,088
    Total assets                                                                                  2,284,812,892
 LIABILITIES:
 Payable for shares redeemed                                                   $   940,835
 Payable to Bank                                                                    91,804
 Accrued expenses                                                                1,442,598
    Total liabilities                                                                                 2,475,237
 NET ASSETS for 90,654,954 shares outstanding                                                   $ 2,282,337,655
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                $ 1,603,413,852
 Net unrealized appreciation of investments*                                                        549,012,663
 Accumulated net realized gain on investments                                                       126,824,637
 Undistributed net investment income                                                                  3,086,503
    Total Net Assets                                                                            $ 2,282,337,655
     NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($1,219,003,687 / 48,400,882 shares outstanding)                              $25.19
 Offering Price Per Share (100/94.50 of $25.19)**                                                        $26.66
 Redemption Proceeds Per Share                                                                           $25.19
 CLASS B SHARES:
 Net Asset Value Per Share ($848,828,720 / 33,728,618 shares outstanding)                                $25.17
 Offering Price Per Share                                                                                $25.17
 Redemption Proceeds Per Share (94.50/100 of $25.17)**                                                   $23.79
 CLASS C SHARES:
 Net Asset Value Per Share ($103,714,975 / 4,123,717 shares outstanding)                                 $25.15
 Offering Price Per Share                                                                                $25.15
 Redemption Proceeds Per Share (99/100 of $25.15)**                                                      $24.90
 CLASS F SHARES:
 Net Asset Value Per Share ($110,790,273 / 4,401,737 shares outstanding)                                 $25.17
 Offering Price Per Share (100/99 of $25.17)**                                                           $25.42
 Redemption Proceeds Per Share (99/100 of $25.17)**                                                      $24.92

* $80,795,828 of unrealized appreciation was acquired in connection with the acquisition of the Penn Square Mutual Fund on June 2, 1997.

** See "Investing In The Fund" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                             $ 17,085,242
 Interest                                                                                 2,419,959
   Total income                                                                          19,505,201
 EXPENSES:
 Investment advisory fee                                              $   5,877,168
 Administrative personnel and services fee                                  705,766
 Custodian fees                                                              47,611
 Transfer and dividend disbursing agent fees and expenses                 1,128,653
 Directors'/Trustees' fees                                                   13,336
 Auditing fees                                                               10,137
 Legal fees                                                                  14,666
 Portfolio accounting fees                                                   89,364
 Distribution services fee--Class B Shares                                2,618,225
 Distribution services fee--Class C Shares                                  327,860
 Shareholder services fee--Class A Shares                                 1,231,347
 Shareholder services fee--Class B Shares                                   872,742
 Shareholder services fee--Class C Shares                                   109,287
 Shareholder services fee--Class F Shares                                   123,597
 Share registration costs                                                   200,870
 Printing and postage                                                       128,293
 Insurance premiums                                                           6,003
 Taxes                                                                       53,739
 Miscellaneous                                                               10,284
   Total expenses                                                        13,568,948
       Net investment income                                                              5,936,253
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                       126,855,896
 Net change in unrealized appreciation of investments                                   338,362,618
   Net realized and unrealized gain on investments                                      465,218,514
       Change in net assets resulting from operations                                 $ 471,154,767

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED                        YEAR
                                                         (UNAUDITED)                     ENDED
                                                        SEPTEMBER 30,                  MARCH 31,
                                                            1997                         1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                     $ 5,936,253                 $ 6,625,505
 Net realized gain on investments ($126,855,896 net
 gain and $141,874,167
 net gain, respectively, as computed for federal tax       126,855,896                 141,874,167
 purposes)
 Net change in unrealized appreciation                     338,362,618                  35,256,912
  Change in net assets resulting from operations           471,154,767                 183,756,584
 NET EQUALIZATION CREDITS (DEBITS)--                         2,001,538                   1,030,846
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                            (4,018,493)                 (5,317,770)
  Class B Shares                                              (518,634)                 (1,076,234)
  Class C Shares                                               (60,771)                   (143,909)
  Class F Shares                                              (426,462)                   (721,875)
 Distributions from net realized gains on investments
  Class A Shares                                           (36,881,131)                (37,762,270)
  Class B Shares                                           (33,422,419)                (29,990,344)
  Class C Shares                                            (4,180,341)                 (4,292,692)
  Class F Shares                                            (4,915,652)                 (5,278,763)
  Change in net assets resulting from distributions        (84,423,903)                (84,583,857)
  to shareholders
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED
  TO NET INVESTMENT INCOME)--
 Proceeds from sale of shares                              295,932,269                 464,456,064
 Proceeds from shares issued in connection with the        336,495,867(a)               48,460,181(b)
 acquisition
 Net asset value of shares issued to shareholders in        77,075,017                  77,137,909
 payment of distributions declared
 Cost of shares redeemed                                  (150,116,352)               (172,693,035)
  Change in net assets resulting from share                559,386,801                 417,361,119
  transactions
  Change in net assets                                     948,119,203                 517,564,692
 NET ASSETS:
 Beginning of period                                     1,334,218,452                 816,653,760
 End of period (including undistributed net
 investment income
 of $3,086,503 and $173,072, respectively)            $  2,282,337,655            $  1,334,218,452

(a) Includes $80,295,577 and $500,251 of unrealized appreciation on Class A Shares and Class C Shares, respectively.

(b) Includes $15,368,160 of unrealized appreciation.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          SIX MONTHS
                                            ENDED
                                          (UNAUDITED)
                                          SEPTEMBER 30,                       YEAR ENDED MARCH 31,
                                               1997          1997       1996         1995         1994        1993
 NET ASSET VALUE, BEGINNING OF PERIOD         $21.40       $19.78      $15.66       $14.58      $14.90      $13.88
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                         0.15         0.23        0.22         0.25        0.23        0.29
  Net realized and unrealized gain
  (loss) on investments                         4.95         3.11        4.70         1.42        0.18        2.05
  Total from investment operations              5.10         3.34        4.92         1.67        0.41        2.34
 LESS DISTRIBUTIONS
  Distributions from net investment
  income                                       (0.10)       (0.21)      (0.17)       (0.24)      (0.24)      (0.28)
  Distributions from net realized
  gain on investments                          (1.21)       (1.51)      (0.63)       (0.35)      (0.49)      (1.04)
  Total distributions                          (1.31)       (1.72)      (0.80)       (0.59)      (0.73)      (1.32)
 NET ASSET VALUE, END OF PERIOD               $25.19       $21.40      $19.78       $15.66      $14.58      $14.90
 TOTAL RETURN(A)                               24.63%       17.40%      32.00%       11.87%       2.76%      18.31%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                      1.14%*       1.17%       1.16%        1.23%       1.18%       1.13%
  Net investment income                         0.94%*       0.95%       1.07%        1.71%       1.48%       2.07%
  Expense waiver/reimbursement(b)                --          0.03%       0.07%           --         --        0.06%
 SUPPLEMENTAL DATA
  Net assets, end of period
  (000 omitted)                           $1,219,004     $638,082    $455,867     $268,470    $226,857    $202,866
  Average commission rate paid(c)            $0.0491      $0.0500          --           --         --           --
  Portfolio turnover                              21%          88%         46%          34%         27%         39%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             SIX MONTHS
                                                                ENDED
                                                             (UNAUDITED)
                                                             SEPTEMBER 30,           YEAR ENDED MARCH 31,
                                                                 1997         1997           1996         1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                           $21.40       $19.79         $15.67        $14.97
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                           0.03         0.05           0.10          0.13
  Net realized and unrealized gain (loss)
  on investments                                                  4.97         3.12           4.70          0.92
  Total from investment operations                                5.00         3.17           4.80          1.05
 LESS DISTRIBUTIONS
  Distributions from net investment income                       (0.02)       (0.05)         (0.05)        (0.12)
  Distributions from net realized gain on
  investments                                                    (1.21)       (1.51)         (0.63)        (0.23)
  Total distributions                                            (1.23)       (1.56)         (0.68)        (0.35)
 NET ASSET VALUE, END OF PERIOD                                  $25.17      $21.40         $19.79        $15.67
 TOTAL RETURN(B)                                                 24.09%       16.49%         31.10%         7.28%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                        1.89%*       1.95%          1.93%         1.95%*
  Net investment income                                           0.21%*       0.18%          0.32%         1.09%*
  Expense waiver/reimbursement(c)                                   --           --           0.05%         0.12%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                     $848,829     $540,995       $261,024       $46,671
  Average commission rate paid(d)                              $0.0491      $0.0500             --            --
  Portfolio turnover                                                21%          88%            46%           34%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 25, 1994 (date of initial public investment) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS
                                                        ENDED
                                                      (UNAUDITED)
                                                     SEPTEMBER 30,                        YEAR ENDED MARCH 31,
                                                          1997         1997        1996         1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                    $21.40      $19.80       $15.66       $14.55      $14.70
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.03        0.04         0.05         0.14        0.12
  Net realized and unrealized gain (loss)
  on investments                                           4.95        3.12         4.75         1.45        0.35
  Total from investment operations                         4.98        3.16         4.80         1.59        0.47
 LESS DISTRIBUTIONS
  Distributions from net investment income                (0.02)      (0.05)       (0.03)       (0.13)      (0.13)
  Distributions from net realized gain
  on investments                                          (1.21)      (1.51)       (0.63)       (0.35)      (0.49)
  Total distributions                                     (1.23)      (1.56)       (0.66)       (0.48)      (0.62)
 NET ASSET VALUE, END OF PERIOD                          $25.15      $21.40       $19.80       $15.66      $14.55
 TOTAL RETURN(B)                                          23.99%      16.42%       31.14%       11.23%       3.16%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 1.89%*      1.95%        1.96%        2.04%       2.11%*
  Net investment income                                    0.21%*      0.18%        0.27%        0.91%       0.71%*
  Expense waiver/reimbursement(c)                            --         --          0.02%           --          --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)              $103,715     $69,990      $44,434      $20,055     $11,895
  Average commission rate paid(d)                       $0.0491     $0.0500  --           --                   --
  Portfolio turnover                                         21%         88%          46%          34%         27%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 21, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS
                                                         ENDED
                                                      (UNAUDITED)
                                                      SEPTEMBER 30,                 YEAR ENDED MARCH 31,
                                                           1997       1997        1996        1995         1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                    $21.40      $19.78      $15.66      $14.58        $14.95
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.11        0.20        0.19        0.25          0.16
  Net realized and unrealized gain (loss)
  on investments                                           4.97        3.13        4.72        1.42         (0.20)
  Total from investment operations                         5.08        3.33        4.91        1.67         (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                (0.10)      (0.20)      (0.16)      (0.24)        (0.16)
  Distributions from net realized gain
  on investments                                          (1.21)      (1.51)      (0.63)      (0.35)        (0.17)
  Total distributions                                     (1.31)      (1.71)      (0.79)      (0.59)        (0.33)
 NET ASSET VALUE, END OF PERIOD                          $25.17      $21.40      $19.87      $15.66        $14.58
 TOTAL RETURN(B)                                          24.53%      17.39%      31.95%      11.80%        (0.30%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 1.14%*      1.19%       1.21%       1.27%         1.35%*
  Net investment income                                    0.95%*      0.94%       1.02%       1.69%         1.51%*
  Expense waiver/reimbursement(c)                            --        0.01%       0.02%          --            --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)              $110,790     $85,151     $55,329     $28,495       $15,282
  Average commission rate paid(d)                       $0.0491     $0.0500          --          --            --
  Portfolio turnover                                         21%         88%         46%         34%           27%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek growth of capital and of income by concentrating the area of investment decision in the securities of high quality companies.

On June 2, 1997, the Fund's Class A Shares and Class C Shares acquired all the net assets of Penn Square Mutual Fund's Class A Shares and Class C Shares (the "Acquired Class A Shares and Acquired Class C Shares") pursuant to a plan of reorganization approved by the Acquired Class A Shares' and Acquired Class C Shares' shareholders. The acquisition was accomplished by a tax-free exchange of 14,929,279 and 92,816 shares, respectively, of the Fund's Class A Shares and Class C Shares (valued at $334,415,853 and $2,080,014, respectively) for 27,592,067 and 171,902 shares, respectively, of the Acquired Class A Shares and Acquired Class C Shares outstanding on June 1, 1997. The Acquired Class A Shares' and Acquired Class C Shares' net assets of $334,415,853 and $2,080,014, respectively, which consisted of $80,295,577 and $500,251, respectively, of unrealized appreciation, were combined at that date with those of the Fund's Class A Shares and Class C Shares. The aggregate net assets of the Fund's Class A Shares and Class C Shares and the Acquired Class A Shares and Acquired Class C Shares immediately before the acquisition were $716,179,581 and $79,736,654, respectively, and $334,415,853 and $2,080,014, respectively.

On December 13, 1996, the Fund acquired all the net assets of The State Bond Diversified Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 2,358,160 shares of the Fund (valued at $48,460,181) for the 4,535,346 shares of the Acquired Fund outstanding on December 13, 1996. The Acquired Fund's net assets of 48,460,181, which consisted of $33,092,021 of Paid in Capital and $15,368,160 of unrealized appreciation, were combined at that date with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $548,433,731 and $48,460,181, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of Fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At September 30, 1997, par value shares ($0.20 per share) authorized were as follows:


                                                 NUMBER OF PAR
                                                 VALUE CAPITAL
 CLASS NAME                                    STOCK AUTHORIZED
 Class A Shares                                   30,000,000
 Class B Shares                                   20,000,000
 Class C Shares                                   25,000,000
 Class F Shares                                   25,000,000

Transactions in capital stock were as follows:

                                                        SIX MONTHS ENDED                     YEAR ENDED
                                                       SEPTEMBER 30, 1997                  MARCH 31, 1997
 CLASS A SHARES                                     SHARES            AMOUNT          SHARES          AMOUNT
 Shares sold                                         5,973,196      $ 56,979,281      7,706,275     $144,256,344
 Shares issued to shareholders in connection
 with the Acquisition                               14,929,279       334,415,853      2,358,160       48,460,181
 Shares issued to shareholders in payment of
 distributions declared                              1,625,697        36,278,864      1,877,620       38,245,728
 Shares redeemed                                    (3,950,414)      (92,469,633)    (5,165,910)    (107,679,833)
  Net change resulting from Class A Share
  transactions                                      18,577,758      $335,204,365      6,776,145     $123,282,420


                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                         SEPTEMBER 30, 1997                  MARCH 31, 1997
 CLASS B SHARES                                      SHARES            AMOUNT          SHARES          AMOUNT
 Shares sold                                         8,775,682      $204,691,773     12,996,770     $268,480,862
 Shares issued to shareholders in payment of
 distributions declared                              1,428,220        31,875,015      1,425,508       29,165,525
 Shares redeemed                                    (1,760,560)      (41,175,361)    (2,323,540)     (48,574,439)
  Net change resulting from Class B Share
  transactions                                       8,443,342      $195,391,427     12,098,738     $249,071,948



                                                          SIX MONTHS ENDED                   YEAR ENDED
                                                         SEPTEMBER 30, 1997                MARCH 31, 1997
 CLASS C SHARES                                       SHARES            AMOUNT         SHARES         AMOUNT
 Shares sold                                          1,074,087      $24,625,415      1,226,661      $25,200,316
 Shares issued to shareholders in connection
 with the Acquisition                                    92,816        2,080,014             --               --
 Shares issued to shareholders in payment of
 distributions declared                                 175,338        3,913,143        201,317        4,118,193
 Shares redeemed                                       (489,743)     (11,444,692)      (401,373)      (8,350,604)
  Net change resulting from Class C Share
  transactions                                          852,498      $19,173,880      1,026,605      $20,967,905


                                                          SIX MONTHS ENDED                   YEAR ENDED
                                                         SEPTEMBER 30, 1997                MARCH 31, 1997
 CLASS F SHARES                                       SHARES           AMOUNT          SHARES          AMOUNT
 Shares sold                                           414,506       $ 9,635,800      1,296,525      $26,518,542
 Shares issued to shareholders in payment of
 distributions declared                                223,912         5,007,995        274,107        5,608,463
 Shares redeemed                                      (216,505)       (5,026,666)      (388,020)      (8,088,159)
  Net change resulting from Class F Share
  transactions                                         421,913       $ 9,617,129      1,182,612      $24,038,846
   Net change resulting from share
   transactions                                     28,295,511      $559,386,801     21,084,100     $417,361,119

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and
(b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                                               PERCENTAGE OF AVERAGE
                                              DAILY NET ASSETS OF THE
 SHARE CLASS                                        SHARE CLASS
 Class B Shares                                        0.75%
 Class C Shares                                        0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1997, were as follows:

PURCHASES          $689,654,815
SALES              $380,077,200

Federated American Leaders Fund, Inc.

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William Copeland

J. Christopher Donahue

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue

President

J. Christopher Donahue

Executive Vice President

Edward C. Gonzales

Executive Vice President

John W. McGonigle

Executive Vice President, Treasurer, and Secretary

Richard B. Fisher

Vice President

J. Crilley Kelly

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectuses which contain facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

Federated Securities Corp., Distributor

Federated Investors Tower
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

027128107

027128206

027128305

027128404

8110101 (11/97)

[Graphic]




A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/4/76 to 9/30/97. The "y" axis is measured in increments of $15,000 ranging from $0 to $90,000 and indicates that the ending value of hypothetical initial investment of $21,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends,would have grown to $76,178 on 9/30/97.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/4/76 to 9/30/97. The "y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends,would have grown to $49,921 on 9/30/97.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 10/31/87 to 9/30/97. The "y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of a hypothetical initial investment of $25,000 in the fund's Class A Shares would have grown to $50,674 on 9/30/97.